Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): March 15, 2002

BAY VIEW SECURITIZATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware State or other jurisdiction of incorporation or organization	333-16233 (Commission File No.)	93-1225376 (I.R.S. Employer Identification No.)

c/o Bay View Bank 1840 Gateway Drive San Mateo, California Address of principal executive offices	94404 Zip Code

Registrant’s telephone number, including area code: (650) 294-6650

(Former name, former address, and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated February 28, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 1999 LG-1 AUTO TRUST BAY VIEW 2000 LJ -1 AUTO TRUST
BY:	BAY VIEW SECURITIZATION CORPORATION ORIGINATOR OF TRUST

Dated: March 15, 2002	By: /s/ Brian Smith Brian Smith First Vice President, Controller